UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2003

Milestone Capital, Inc.

(Exact name of registrant as specified in its charter)

Colorado	033-15096-D	84-1111224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 Plymouth Street, Fairfield, New Jersey		07004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 808-5770

Item. 5.                   Other Events.

As previously disclosed in the Registrant’s Current Report on Form 8-K filed on October 10, 2003, Milestone Capital, Inc. (“Milestone” or the “Registrant”) and its subsidiary, Elite Agents Mortgage Services, Inc. (formerly known as EliteAgents, Inc.) (collectively with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Jersey, in Newark (the “Bankruptcy Court”) (Case Nos. 03-41805 and 03-41806).  On October 20, 2003, the Bankruptcy Court entered an order directing joint administration of the above-referenced cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy (the “Bankruptcy Case”).

On November 21, 2003, Milestone filed its unaudited Monthly Operating Report for the month of October 2003 (the “Operating Report”) with the Bankruptcy Court.  Milestone is furnishing the Operating Report as an exhibit to this Form 8-K.  Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Operating Report as filed with the Bankruptcy Court, and is herein incorporated by reference.

THE OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS.

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant that may cause the actual results of the Registrant to be materially different from any future results, expressed or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant to continue as a going concern; the ability of Registrant to obtain court approval with respect to motions in the Bankruptcy Case prosecuted by it from time to time; the ability of Registrant to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Bankruptcy Case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Bankruptcy Case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of the Registrant; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of the Registrant to obtain and maintain normal terms with vendors and service providers; the ability of Registrant to maintain contracts that are critical to its operations; the potential adverse impact of the Bankruptcy Case on the liquidity or results of operations of the Registrant; and other risks and uncertainties set forth from time to time in the Registrant’s reports to the U.S. Securities and Exchange Commission.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of the Registrant and the common stock and/or other equity securities of the Registrant.  No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Registrant’s equity will be restructured in a manner that will substantially reduce or eliminate any remaining value.  Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item. 7.                   Other Events.

(c)  Exhibits.

99.1         Monthly Operating Reports of Debtors and Debtors in Possession for the Period October 2003 (1)

(1)  The Company agrees to furnish supplemental copies of any omitted schedule or similar attachment to the Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILESTONE CAPITAL, INC.

DATED: November 26, 2003	By:	/s/	Charles J. DeMory, Sr.
Charles J. DeMory, Sr.
Chairman, Chief Executive Officer and President